Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,718,219.10
Previously Paid Amount	0.00
Total Fee Amount	651.59
Total Offset Amount	0.00
Net Fee	$ 651.59